Organization and Description of Business (Details)	12 Months Ended
Dec. 31, 2021 CNY (¥) shares
Accounting Policies [Abstract]
Description of purchase agreement	Pursuant to the Purchase Agreement, Hangzhou Lianluo purchased 490,706 shares of Newegg Inc.’s Class A Common Stock and 12,782,546 shares of Newegg Inc.’s Series A convertible Preferred Stock from existing shareholders for a total consideration of $91.9 million. Additionally, Newegg Inc. issued, and Hangzhou Lianluo purchased, 24,870,027 shares of Newegg Inc.’s Series AA Convertible Preferred Stock for a total consideration of $172.2 million. Upon the close of this transaction, Hangzhou Lianluo, through Digital Grid (Hong Kong) Technology Co., Limited (“Digital Grid”), a fully-owned subsidiary of Hangzhou Lianluo, became the majority owner of Newegg Inc.
Aggregate amount	363,325,542
Exchanged common shares	5.8417
Purchase price (in Yuan Renminbi) | ¥	¥ 0